EXHIBIT 1

                         GALACTICOMM TECHNOLOGIES, INC.

                     Up to 1,725,000 Shares of Common Stock
             and 1,725,000 Redeemabe Common Stock Purchase Warrants

                             UNDERWRITING AGREEMENT

                                                           As of _________, 1998

Security Capital Trading, Inc.
520 Madison Avenue, 10th Floor
New York, New York 10022

First Equity Corporation of Florida
444 Brickell Avenue
Suite P6
Miami, Florida 33131

Gentlemen:

         Galacticomm Technologies, Inc., a Florida corporation (the "Company") confirms its agreement with Security Capital Trading, Inc. ("Security Capital") and First Equity Corporation of Florida ("First Equity") (collectively, the "Representatives") as representatives and members of the group of several underwriters, if any, named in Schedule I attached hereto (the "Underwriters" or "you", and if there is no Schedule I attached, all references in this Agreement to the "Underwriters" or "you" shall be deemed to refer only to the Representatives) as follows:

                  1. THE SHARES AND THE WARRANTS. Subject to the terms and conditions set forth herein, the Company proposes to sell to you on a "firm commitment" basis (i) an aggregate of One Million Five Hundred Thousand (1,500,000) shares (sometimes collectively referred to herein as the "Firm Shares"), of the Company's authorized but unissued common stock (each a "Share"), par value $.0001 per share (the "Common Stock") and (ii) One Million Five Hundred Thousand (1,500,000) (sometimes collectively referred to herein as the "Firm Warrants") Redeemable Common Stock Purchase Warrants (the "Warrants"), each Warrant entitling the holder thereof to purchase one (1) share of Common Stock on the basis of an exercise price of $7.50 [125% of the offering price of a Share] per share pursuant to a warrant agreement (the "Warrant Agreement") between the Company and Continental Stock Transfer & Trust Company ("Warrant Agent"). The Company also proposes to grant to you an option to purchase up to an additional Two Hundred Twenty Five Thousand (225,000) Shares (such Shares, "Option Shares") and/or an additional Two Hundred Twenty Five Thousand (225,000) Warrants (such Warrants, "Option Warrants") for the sole purpose of covering over-allotments, if any.

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The shares of Common Stock issuable upon exercise of the Warrants are sometimes collectively referred to herein as the "Warrant Shares." The Firm Shares and the Firm Warrants are sometimes collectively referred to herein as the "Firm Securities"; the Option Shares ad the Option Warrants are sometimes collectively referred to herein as the "Option Securities." The Firm Securities, the Option Securities and the Warrant Shares are more fully described in the Registration Statement and the Prospectus referred to herein and are hereinafter sometimes collectively referred to as the "Securities."

                  2. REGISTRATION STATEMENT AND PROSPECTUS. A registration statement on Form SB- 2 (File No. 333-39805) together with exhibits and including a preliminary form of prospectus for the registration of the Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended, and all applicable instructions, rules and regulations (collectively, the "Securities Act") of the Securities and Exchange Commission (the "Commission"), and has been filed with the Commission. There have been delivered to you copies of each Preliminary Prospectus and the Final Prospectus. Such registration statement, including the Prospectus, Part II, any documents incorporated by reference therein and all financial schedules and exhibits thereto, as amended at the time when it shall become effective, is herein referred to as the "Registration Statement," and the prospectus included as part of the Registration Statement on file with the Commission when it shall become effective or, if the procedure in Rule 430A of the Rules and Regulations (as defined below) is followed, the prospectus that discloses all the information that was omitted from the prospectus on the effective date of the Registration Statement pursuant to such rule, and in either case, together with any changes contained in any prospectus filed with the Commission by the Company with your consent after the effective date of the Registration Statement, is herein referred to as the "Final Prospectus." If the procedure in Rule 430A is followed, the prospectus included as part of the Registration Statement on the date when the Registration Statement became effective is referred to herein as the "Effective Prospectus." Any prospectus included in the Registration Statement of the Company and in any amendments thereto prior to the effective date of the Registration Statement is referred to herein as a "Pre-Effective Prospectus." For purposes of this Agreement, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act"), as applicable.

                  3. AGREEMENTS TO SELL AND PURCHASE.

                           a. FIRM SHARES AND FIRM WARRANTS. The Company agrees
to sell to you, and upon the basis of the representations, warranties and agreements of the Company herein contained and subject to the terms and conditions hereof, you shall, severally but not jointly, purchase from the Company, the Firm Shares at a purchase price of $5.40 per Firm Share and the Firm Warrants at a price of $.09 per Firm Warrant. This purchase price of the Firm Shares and the Firm Warrants represents the public offering price of such securities ($6.00 per Firm Share and $.10 per Firm Warrant), less a discount, equaling ten percent (10%), that the Company has agreed to allow the Underwriters. All or any portion of such discount may be reallowed by you for


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sales through licensed securities dealers who are members of the National
Association of Securities Dealers, Inc. (the "NASD").

                           b. OPTION SECURITIES. The Company also grants you an
option to purchase, upon your written notice to the Company, up to an additional Two Hundred Twenty Five Thousand (225,000) Option Shares and/or an additional Two Hundred Twenty Five Thousand (225,000) Option Warrants for the sole purpose of covering over-allotments, if any, at the purchase price and on the same terms as set forth in the preceding paragraph. The Option Shares and/or Option Warrants may be purchased, in whole or in part, at any time for a period of forty-five (45) days following the effective date of the Registration Statement. The notice from you to the Company shall specify the number of Option Shares and/or Option Warrants to be purchased and the date and time of payment and delivery thereof (the "Option Closing Date"). You, as the Underwriters, in your sole discretion, shall determine the number of Option Shares and/or Option Warrants, if any, to be purchased as provided herein. Such over-allotment option shall not be exercised more than on one occasion.

                           c. REPRESENTATIVES' WARRANTS. On the Closing Date (as
defined herein) for the Firm Securities, the Company shall further issue and sell to the Representatives warrants (the "Representatives' Warrants") to purchase One Hundred Fifty Thousand (150,000) Shares and/or One Hundred Fifty Thousand (150,000) warrants similar, but not identical to, the Warrants (such Shares and the Shares issuable upon exercise of the Representatives' Underlying Warrants, the "Representatives' Underlying Shares" and such warrants, the "Representatives' Underlying Warrants") for an aggregate purchase price of $75.00 pursuant to a warrant agreement (the "Representatives' Warrant Agreement") between the Company and the Representatives in form satisfactory to the Representatives to be entered into on the Closing Date. The Representatives' Warrants shall be exercisable at any time during the four year period commencing one-year after the initial Closing Date (the "Term"), at a price per Representatives' Underlying Share equal to $9.90 (165% of the public offering price of a Share) and at a price per Representatives' Underlying Warrant equal to $.165 (165% of the public offering price of a Warrant). The Representatives' Underlying Warrants shall be exercisable at a price per share equal to $12.375 (165% of the exercise price of a Warrant) and shall not be redeemable. For a period of one (1) year after the effective date of the Registration Statement, the Representatives' Warrants (and the Representatives Securities, as hereinafter defined) may not be sold, assigned, transferred, pledged or hypothecated except to officers and partners of the Representatives or NASD members who are part of the selling group (and their officers or partners). Such transfers will only be made if they do not violate the registration provisions of the Securities Act. The Representatives' Warrants and the Representatives' Securities shall be transferable after one year from the effective date of the Registration Statement pursuant to available exemptions from registration (if


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not otherwise covered by an effective registration statement) under the
Securities Act, provided, however, that the Representatives' Warrants may not be transferred to a direct competitor of the Company without the Company's prior written consent. Except as otherwise set forth in the Representatives' Warrant Agreement, you may designate that the Representatives' Warrants be issued in varying amounts directly to your officers or partners and not the Representatives, and to other NASD members who are part of the selling group, if any, and their officers or partners. Such designation will be made by you only if you determine that such issuances would not violate the interpretation of the Board of Governors of the NASD relating to the review of corporate financing arrangements. The Representatives' Warrants, the Representatives' Underlying Shares and the Representatives' Underlying Warrants (collectively sometimes referred to herein as the "Representatives' Securities") shall be entitled to piggyback and demand registration rights as set forth in the Representatives' Warrant Agreement.

                  4. DELIVERY AND PAYMENT. Delivery of and payment for the Firm Securities shall be made at 10:00 A.M., Miami Time, on , 1998 (such time and date are referred to herein as the "Closing Date") at the offices of Akerman, Senterfitt & Eidson, P.A., SunTrust International Center, 28th Floor, One Southeast 3rd Avenue, Miami, Florida 33131. The Closing Date and the time and the place of delivery of and payment for the Firm Securities may be varied by agreement between you and the Company.

                  If you elect to purchase and take delivery of any Option Securities, delivery of and payment for such Option Securities shall be made at said office or at such place as may be agreed upon in writing by you and the Company, on the Option Closing Date, which may be the same as the Closing Date but shall in no event be earlier than the Closing Date or earlier than one or later than ten business days after the giving of the written notice referenced in Section 3 hereof from you to the Company of the determination to purchase a number, specified in said notice, of Option Securities. Such notice may be given by you to the Company at any time within forty-five (45) days after the date of the Final Prospectus. The Option Closing Date may be varied by agreement between you and the Company. On the Option Closing Date, if any, there shall be delivered to you supplemental opinions and certificates, dated such Option Closing Date, to the same effect as those required to be delivered on the Closing Date pursuant to Section 9 hereof. The Closing Date and the Option Closing Date are heretofore and hereinafter collectively referred to as the "Closing Date."

                  Delivery of certificates for the shares of Common Stock which comprise the Shares and the certificates for the Warrants (in definitive form and registered in such names and in such denominations as you shall request prior to the Closing Date) shall be made to you against payment of the purchase price for the Firm Securities and Option Securities, as applicable, by certified or official bank check or wire transfer of immediately available funds payable to the order of the Company (less all amounts payable to the Underwriters under this Agreement and any agreement referred to herein). For the purpose of expediting the checking and packaging of certificates for the Shares and the Warrants, the Company agrees to make such certificates available for inspection at


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least 24 hours prior to the Closing Date. Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.

                  5. COVENANTS AND AGREEMENTS OF THE COMPANY. The Company further covenants and agrees with you as follows:

                           a. FILING OF REGISTRATION STATEMENT. The Company
shall use its best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Rules and Regulations is followed, comply with the provisions of and make all requisite filings with the Commission pursuant to such Rules and Regulations. The Company will give you advance notice of its intention to file or make any amendment or post-effective amendment to the Registration Statement or any amendment or supplement to the Prospectus and will submit all such amendments or supplements to you and to your counsel as soon as possible, but not later than five (5) business days before the Company proposes to file such amendments or supplements with the Commission. The Company will not file any such amendment or supplement to which you shall reasonably object in writing within a reasonable time after being furnished copies thereof. The Company will not allow the Registration Statement to be declared effective by the Commission without your approval.

                           b. NOTICE TO UNDERWRITERS. The Company will advise
you promptly and confirm that advice in writing (i) when any post-effective amendment to the Registration Statement shall have become effective, (ii) of the mailing or the delivery to the Commission for filing of any amendment or post-effective amendment to the Registration Statement or any amendment or supplement to the Prospectus, (iii) of any request by the Commission for amendment or supplement to the Registration Statement or the Prospectus, or for additional information, immediately supplying you with copies of all comment letters and all other correspondence with the Commission, (iv) of the issuance by the Commission of any stop order suspending effectiveness of the Registration Statement or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threat of any proceeding for any such purpose, (v) of the issuance by any state securities commission or other regulatory authority of any order suspending the quali fication or the exemption from qualification of the Securities under state securities or Blue Sky laws or the initiation or threat of any proceedings for that purpose and (vi) of the happening of any event during the period mentioned in Section 5.d hereof that makes any statement made in the Registration Statement or the Prospectus untrue in any material respect or which requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading in any material respect. The Company will use its best efforts to prevent the issuance of any stop order or suspension order and to obtain the withdrawal of any such stop order or suspension order at the earliest possible moment.

                           c. NASDAQ LISTING. On the effective date of the
Registration Statement, the Securities shall be listed for quotation on the NASDAQ SmallCap Market, and the Company shall use its best efforts to maintain such listing for not less than five (5) years, provided,


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however, that the Company may withdraw the listing of its securities on the
NASDAQ if the Company lists the Securities on the NASDAQ National Market System or on the New York or American Stock Exchange. In addition to the foregoing, the Company shall, pursuant to Schedule D of the NASD By-Laws, prepare and file with the NASD any required notification along with applicable fees to list the Securities on the NASDAQ system. The Company shall, as required, prepare and file as promptly as practicable a Report by Issuer of Securities Quoted on NASDAQ Interdealer Quotation System on Form 10-C (or any successor form) with respect to the shares of Common Stock and the Warrants.

                           d. POST-EFFECTIVE AMENDMENT. Within the time during
which a Final Prospectus relating to the Securities is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Final Prospectus. If at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event occurs as a result of which, in the judgment of the Company and its counsel, the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which made, not misleading in any material respect, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Securities Act or any other applicable law, the Company will promptly notify you, and the Company shall promptly prepare and file with the Commission an amendment or supplement to the Registration Statement which will correct such statement or omission, or an amendment or supplement which will effect such compliance, and deliver to you in connection therewith such prospectus or prospectuses in such quantity as may be necessary to permit compliance with the requirements of the Securities Act.

                           e. BLUE SKY QUALIFICATION. Prior to any public
offering of the Securities by you, the Company will endeavor in good faith, using your counsel, and in cooperation with you and your counsel in taking such action as may be necessary to register or qualify the Securities for offer and sale under the applicable securities or Blue Sky laws of any states or jurisdictions of the United States as you may reasonably designate (provided such states or jurisdictions do not require the Company to qualify as a foreign corporation or to file a general consent to service of process) and will maintain such qualifications in effect for so long as may be required for the distribution of the Securities. The foregoing shall be subject to the reasonable consent of the Company as to any state or jurisdiction that seeks to impose an escrow requirement with respect to insiders' shares or some other restrictive condition upon the Company that exceeds the insiders lock-up provision of
Section 5.k (other than because no escrow is required herein) or a comparable condition contained herein. Copies of all applications and related documents for the registration or qualification of securities (except for the Registration Statement and Prospectus) filed with the various states shall be sent to the Company's counsel not later than the next business day following their transmission to the various states, and copies of all comments and orders received from the various states shall be made available to the Company's counsel. As information is received from various states and


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immediately prior to the effective date of the Registration Statement, counsel for the Underwriters shall advise counsel for the Company in writing of all states where the offering has been registered or qualified for sale or has been canceled, withdrawn or denied, the date(s) of such event(s), and the number of Securities (and amount of other securities, if any) registered or qualified for sale in each state. The Company shall be responsible for the cost of state registration filing fees and legal fees and expenses of Underwriters' counsel in connection with such filings, which filing fees shall be paid to Underwriters' counsel in advance of such filings. The Underwriters' counsel's legal fees with respect to blue sky filing shall be $2,000 for each state in which application for registration, qualification or exemption is made. All outstanding fees and expenses of the Underwriters' counsel solely with respect to Blue Sky matters shall be paid by the Company on or prior to the Closing Date. Prior to the effective date of the Registration Statement, Company's counsel shall be responsible for providing the Underwriters with information pertaining to the permissibility of sales of the Securities in the secondary market and shall take such steps as shall be reasonably required to qualify the Securities in those states or jurisdictions reasonably requested by the Underwriters.

                           f. STANDARD AND POOR'S. The Company shall, as soon as
practicable after the Closing Date, apply for listing in Standard and Poor's Stock Guide and use its best efforts to effect and maintain such listing for at least five (5) years.

                           g. INVESTOR RELATIONS. The Company further agrees, no
later than the 25 days after the Closing Date, to engage the services of an investor relations firm (which firm shall also be qualified to act and shall serve as the financial publicist of the Company) reasonably acceptable to the Representatives and to maintain such services from the date of engagement for two (2) years following the Closing Date.

                           h. ISSUANCES OF ADDITIONAL SECURITIES. Except as
provided in this Agreement and except for options granted pursuant to the Company's 1997 Stock Option Plan (the "Plan") and other convertible securities outstanding on the effective date of, and as described in, the Registration Statement, the Company will not, and will cause any of its subsidiaries not to, sell, offer to sell, solicit an offer to buy, contract to sell or otherwise dispose of any of their respective securities or any securities convertible into or exercisable or exchangeable for any of their respective securities or grant any options or warrants to purchase any of their respective securities, for a period of twelve (12) months after the effective date of the Registration Statement, without the written consent of the Representatives, which consent shall not be unreasonably withheld or delayed. The Underwriters acknowledge that the Company intends to file a Form S-8 registration statement with respect to the granting of the stock options to be issued under the Plan and the sale of the shares of Common Stock underlying such options.

                           i. INFORMATION TO THE UNDERWRITERS. The Company will
deliver to you, for a period of at least five (5) years (or such earlier date if the Representatives' Warrants and the Representatives' Underlying Warrants have been exercised in full) from the Closing Date: (i) as soon as practicable, but in any event within ninety-five (95) days after the close


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of each fiscal year of the Company, or as soon thereafter as practicable, a financial report of the Company and its subsidiaries, if any, on a consolidated basis, and a similar financial report of all unconsolidated subsidiaries, if any, all such reports to include a balance sheet as of the end of the preceding fiscal year, a statement of operations, a statement of changes in financial condition and a statement of shareholders' equity covering such fiscal year, and all to be in reasonable detail and certified by independent public accountants who may, however, be the regularly employed independent public accountants of the Company; (ii) within one hundred and five (105) days after the end of each quarterly fiscal period of the Company, other than the last quarterly fiscal period in any fiscal year, or as soon thereafter as practicable, copies of the consolidated statement of operations, the statement of shareholders' equity and statement of changes in financial condition for that period, and the balance sheet as of the end of that period of the Company and its subsidiaries, if any, the statement of operations, the statement of shareholders' equity and statement of changes in financial condition and the balance sheet of each unconsolidated subsidiary, if any, of the Company for that period, all subject to year-end adjustment, certified by the principal financial or accounting officer of the Company; (iii) copies of all other statements, documents, or other information which the Company shall mail or otherwise make available to any class of its security holders, to the financial press or to the public, or shall file with the Commission, including, but not limited to periodic reports required to be filed under Sections 13 and 15 of the Exchange Act, in particular Forms 10-KSB, 10-QSB and 8-K (which shall be provided within the same period such reports are required to be filed with the Commission); (iv) a copy of each "weekly position sheet" generated by the Depository Trust Corporation pursuant to a subscription for such service that the Company shall maintain at its expense; and (v) upon request in writing, such other information as may reasonably be requested with reference to the property, business, shareholders and affairs of the Company and its subsidiaries, if any.

                           j. SECTION 11(A) EARNINGS STATEMENT. The Company
will, as promptly as possible after the close of each fiscal year of the Company, prepare and distribute reports to its shareholders which will include audited statements of its operations and changes of financial position during such period and its balance sheet as of the end of such period. The Company will make generally available to its shareholders and will deliver to you, as soon as practicable, but in no event later than the first day of the 15th full calendar month following the effective date of the Registration Statement, an earnings statement (which need not be audited but which will satisfy the provisions of Section 11(a) of the Securities Act) covering a period of at least twelve (12) months beginning after the effective date of the Registration Statement.

                           k. LOCK-UP AND CERTAIN VOTING AGREEMENTS.

                                    (1) LOCK-UP AGREEMENTS. The Company will
cause each of its officers, directors and holders of the Company's Common Stock, and any other persons deemed to be "affiliates" as defined in Rule 144 under the Securities Act immediately prior to the effective date of the Registration Statement, to agree in writing (the "Lock-Up Agreement") that: (i) such person shall not, directly or indirectly, offer for sale, sell, including a short sale or sale against the box, transfer, pledge, assign, hypothecate or otherwise encumber or dispose of any securities (including


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options, warrants and convertible securities) of the Company owned directly, indirectly, or beneficially (as defined by the Exchange Act and the Rules and Regulations) by him, her or it (including shares of Common Stock hereinafter acquired through the exercise or conversion of derivative securities or otherwise but excluding securities of the Company acquired in the public offering for the initial public offering price and securities purchased in the marketplace after the effective date of the Registration Statement), under Rule 144 or otherwise, for a period of twelve (12) months from the effective date of the Registration Statement ("Lock-Up Period") without the Representatives' prior written consent; and (ii) such person will permit all certificates evidencing his, her or its shares of Common Stock, warrants, options or notes to be affixed with an appropriate restrictive legend, and will cause the transfer agent for the Company to note such restrictions on the transfer books and records of the Company. Notwithstanding the foregoing, (i) such person may sell or otherwise dispose of such shares in a privately negotiated transaction, provided that: (a) the purchaser agrees in advance in writing with the Underwriters to the restrictions on transfer of securities as set forth herein and to vote the Common Stock as set forth in the Lock-Up Agreements and (b) the disposition is otherwise in accordance with the federal securities and other laws, and (ii) such person may make gifts and transfers of Common Stock to the undersigned's immediate family (as such term is defined in rules promulgated under the Securities Exchange Act of 1934, as amended). On or before the effective date of the Registration Statement, the Company shall have furnished to the Representatives the Lock-Up Agreements, which shall be in a form reasonably acceptable to the Representatives and which shall be duly executed, and shall be valid and binding obligations of such persons enforceable against such persons in accordance with their respective terms.

                                    (2) CERTAIN VOTING AGREEMENT. The Company
shall cause Messrs. Peter Berg and Yannick Tessier to agree in writing (the "Liquidation Voting Agreement") that, in the event that a vote of shareholders of the Company shall be taken upon (A) any liquidation of the Company, or (B) any business combination in which the Company is not the surviving corporation or any sale of all or substantially all of its assets (which combination or sale occurs during the two-year period immediately following the Closing Date), such persons shall, during the two-year period immediately following the Closing Date, vote all shares of voting capital stock of the Company beneficially owned by them (or over which they have the power to direct the vote) in the same proportion as the votes cast by non-affiliates voting shares of the same class or series, with respect to the above-referenced matters on which a vote of shareholders is taken. On or before the Closing Date of the offering, the Company shall have furnished to the Representatives the Liquidation Voting Agreements, which shall be in a form reasonably acceptable to the Representatives and which shall be duly executed, and shall be valid and binding obligations of such persons enforceable against such persons in accordance with their respective terms.

                           l. PRESS RELEASES. For a period commencing on the
date hereof and ending two years after the date of the Prospectus, neither the Company nor any of its officers or directors will issue news releases or permit other such publicity about the Company regarding the financial condition or any significant event of the Company without the approval of the Company's legal counsel named in the Prospectus under the heading "Legal Opinions," or such other counsel


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as may be approved by you. During such period, the Company will deliver to you copies of such news releases or other publicity about the Company promptly after distribution thereof.

                           m. UNDERWRITERS' COPIES. The Company will promptly
deliver to you, without charge: (i) two complete copies (one of which is manually signed) of the Registration Statement, as originally filed, and of each amendment thereto, and of each post-effective amendment thereto filed at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, in each such case manually executed by the proper officers and a majority of the directors of the Company (or, in case of amendments, by their duly constituted attorneys-in-fact) and including signed copies of each consent of experts named in the Registration Statement and all financial statements, schedules and exhibits filed therewith (including those incorporated by reference to the extent not previously furnished to you), and
(ii) such number of conformed copies of the Registration Statement, as originally filed, and of each amendment and post-effective amendment thereto (in each such case excluding exhibits), as you may reasonably require. The Company will promptly deliver, without charge, to you or such others whose names and addresses are designated by you as soon as possible after the effective date of the Registration Statement, and thereafter from time to time during the period when delivery of a prospectus relating to the Securities is required by the Securities Act, as many printed copies as you may reasonably request of the Final Prospectus and of any amended or supplemented prospectus. The Company will promptly deliver, without charge, as soon as practicable following the public offering or sale of the Securities, and thereafter from time to time for such period as delivery of a prospectus or any amendment or supplement thereto may be required, to you or any dealers to whom Securities may be issued, as many copies as you reasonably request of the Prospectus and any amendment or supplement thereto.

                           n. NASD MATTERS. The Company shall supply your
counsel with the following as appropriate to satisfy the NASD filing requirements: (i) such copies of any amendment or supplement to the Registration Statement and the preliminary prospectus or Final Prospectus; and (ii) the statutory filing fee in the form of a certified or cashier's check. The Company shall further supply to your counsel, no later than one (1) week before the effective date of the Registration Statement, a written representation as to:
(i) the existence or nonexistence of any NASD affiliation or association of any officer, director, or five percent (5%) or greater shareholder of the Company, and, if a shareholder of the Company is a corporation, the existence or nonexistence of any direct or indirect NASD affiliation or association of any officer, director, or five percent (5%) or greater shareholder of such corporation, (ii) whether or not any unregistered securities of the Company have been acquired by any NASD affiliated persons during the twelve (12) month period prior to filing the Registration Statement, and (iii) whether or not key-man life insurance has been or will be provided for any officer or director of the Company by any NASD affiliate.

                           o. EXPENSES. Whether or not the transactions
contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company shall bear all costs and expenses incident to the issuance, offer, sale, and delivery of the Securities, including, but not limited to, stock transfer taxes, all expenses and fees incident to the filing of the Registration Statement and the registration statements with the Commission pursuant to the

Securities Act and the Exchange Act, the costs, filing fees and (subject to Section 1.e. hereof) counsel fees related to qualification under state securities laws, fees and disbursements of counsel and accountants for the Company, NASD filing fees, NASDAQ system fees, costs of preparing and printing the Registration Statement and as many copies of the preliminary prospectus and Prospectus as you may reasonably deem necessary, including all amendments and supplements to the Registration Statement, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including Underwriters' questionnaires, Underwriters' powers of attorney, Blue Sky memoranda, and selected dealers' agreements, the cost of printing certificates representing the Shares and the Warrants, the costs and charges of the Transfer Agent and Warrant Agent, and all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise provided for in this Agreement. The Company shall also bear all costs of holding informational meetings and "road shows" (with the Company's approval) to acquaint securities dealers with the affairs of the Company, provided that the Company shall not be responsible for any Representatives' travel, meals and/or lodging expenses in the continental United States. The Company, at its sole expense, shall make a representative of its management available at the offices of the Underwriters, at mutually convenient times, prior to the effective date of the Registration Statement and shall likewise make representatives available at the Company for due diligence or other informational meetings. The Company will also pay the reasonable out-of-pocket travel expenses of the Underwriters and their counsel or the professionals designated by the Underwriters to visit the Company's facilities (as well as those of any significant supplier to, or customer of, the Company) for purposes of discharging their due diligence responsibilities. The Prospectus (preliminary and definitive) shall be printed by a financial printer selected by the Company and approved by the Underwriters. The Company agrees to supply the Underwriters (within ten weeks of the Closing Date) at the Company's sole cost and expense up to five (5) bound volumes of all the documents, papers and exhibits, correspondence and records forming the materials included in the public offering. In addition, the Company agrees to pay for all pre- and post-closing advertisements relating to the public offering.

                  In addition to the foregoing, the Company shall reimburse you for your expenses on the basis of a nonaccountable expense allowance in the amount of 3% of the gross offering proceeds, including over-allotment proceeds, less, as to First Equity, the sum of Twenty Five Thousand Dollars ($25,000) previously paid to it and less, as to Security Capital, the sum of Twenty Five Thousand Dollars ($25,000) previously paid to it; all of your costs in excess of the nonaccountable expense allowance shall be paid by you. Expenses to which the allowance shall be applied include, without limitation, fees of your counsel, but shall not include the following: fees of the Company's counsel; Commission or state filing fees; Blue Sky counsel fees (subject to Section 1.e. hereof) and expenses (as described herein); NASD filing fees; NASDAQ listing fees; printing; tombstone advertisements; and any and all other expenses customarily paid by the issuer in a public offering. The Company represents that such payment will be made in full through a deduction from the payment by the Underwriters for the Firm Securities or Option Securities, as applicable, on each Closing Date.

                  Notwithstanding any other provisions of this Agreement, if (i)
(a) there is a material adverse change in the business or financial condition of the Company, (b) there exists any material misrepresentation of the Company contained herein or otherwise, (c) you discover in the course of your due diligence examination of the Company facts which you determine, in your sole discretion, could materially adversely affect the sale of the Securities, or (d) market conditions, in your sole judgment, do not justify an offering on the terms set forth in the Registration Statement, and in any such event you elect to terminate the underwriting, (ii) there is any judicial, administrative or other regulatory or governmental judgment, decree, order, injunction or similar action or proceeding enjoining, suspending, prohibiting, limiting or otherwise restricting you from engaging in underwrit ing activities or sales of securities, and in any such event you elect to terminate the underwriting, or (iii) if the transactions contemplated by this Agreement or related thereto are not consummated because the Company decides not to proceed with the offering, the Company agrees that in addition to paying the Company's own expense, you will be entitled to be reimbursed by us, on an accountable basis, for all of its reasonable accountable out-of-pocket costs incurred in connection with the offering of securities contemplated by the Registration Statement (including, as to each of the Representatives, the Twenty Five Thousand Dollars ($25,000) previously paid to each). Furthermore, if the Company should fail to pay the agreed upon amounts set forth above to you, your successors or assigns, the Company, shall, furthermore, be liable to you for reasonable attorney's fees and costs incurred in the collection of said amounts.

                           p. TRANSFER SHEETS. The Company shall furnish to you
a list of the names and addresses of all shareholders subsequent to the Closing Date and shall cause the Transfer Agent to furnish to you a copy of all transfer sheets for a period of three years from the later of the Closing Date or the Option Closing Date.

                           q. UNDERTAKINGS AND USE OF PROCEEDS. The Company will
comply with all of the undertakings contained in the Registration Statement and shall apply the net proceeds of the sale of the Securities substantially in accordance with the description set forth in the Prospectus.

                           r. INTENTIONALLY OMITTED.

                           s. EXCHANGE ACT REGISTRATION. The Company shall
prepare and file a registration statement with the Commission pursuant to
Section 12(g) of the Exchange Act. Such registration statement under the Exchange Act shall be declared effective contemporaneously with the effectiveness of the Registration Statement. The Company shall comply with the Securities Act, the Exchange Act and the Rules and Regulations, the applicable rules and regulations of the NASD and applicable states securities laws so as to permit the continuance of sales of and dealings in the Securities in compliance with applicable provisions of such laws, rules, and regulations, including the filing with the Commission and the NASD of all reports required to be so filed by each, and the Company will deliver to the holders of the shares all reports required to be provided to such holders pursuant to such laws, rules, or regulations. The Company will use its best efforts to maintain its registration under the Exchange Act in effect for a period of five (5) years from the Closing Date.

                           t. STOCK OPTION PLANS. The Company shall not amend
any of its stock option plans to increase the number of shares of Common Stock available for grant under any of such option plans by more than 20%, in the aggregate, for a period of two years from the effective date of the Registration Statement without the prior written consent of the Representatives.

                           u. REDEMPTION AND DIVIDENDS. For a period of two
years from the Closing Date, the Company shall not, either directly or through a subsidiary, (i) redeem or purchase any of its securities outstanding as of the Closing Date, other than redemptions of the Warrants permitted by the Warrant Agreement, or that may be required in connection with possible termination of employment with the Company under the terms of employment agreements in effect on the Closing Date, or redemptions as otherwise provided for herein, or (ii) pay any dividends, or make any other cash distribution in respect of its securities, in excess of the amount of the Company's current or retained earnings derived after the Closing Date, without the prior written consent of the Representatives, which consent may be withheld for any reason. The Representatives shall either approve or disapprove, in writing of such contemplated stock redemption or dividend or distribution within five (5) business days after the date the Representatives receive written notice of the proposed action. Failure by the Representatives to provide a response to within such five (5) day period shall be deemed to be an approval of the redemption or dividend.

                           v. DESIGNATION OF DIRECTORS AND ATTENDANCE AT BOARD
MEETINGS. The Representatives together shall have the right, for the three (3) year period following the effective date of the Registration Statement, to designate one (1) nominee (the "Nominees") for election to the Company's Board of Directors. The officers, directors, and principal shareholders of the Company shall agree in writing at or prior to the Closing Date to vote all shares of voting capital stock owned by them (or over which they have the power to direct the vote) during such three-year period in favor of the election of the Nominee designated by the Representatives and shall solicit proxies in support of such nomination. If the Representatives shall not have designated a Nominee at the time of any meeting of the Board or such person shall not have been elected or shall be unavailable to serve, the Company shall notify the Representatives of each meeting of the Board. If a Nominee is not serving on the Board, an individual selected by the Representatives shall be permitted to attend all meetings of the Board and to receive all notices and other correspondence and communications sent by the Company to members of the Board. The Nominee (or attendee) shall receive no more or less compensation than is paid to other non-officer directors of the Company for attendance at Board Meetings and shall be entitled to receive reimbursement for all reasonable costs incurred in connection with attending such meetings including, without limitation, food, lodging and transportation. The Company agrees to indemnify and hold such Nominee (or attendee) harmless, to the maximum extent permitted by law, against any and all claims, actions, awards and judgments arising out of his or her service as a director or advisor and, in the event that the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, to include such director or attendee as an insured under such policy. The rights and benefits of such indemnification and the benefits of such insurance shall, to the extent possible, extend to the Representatives insofar as it may be or may be alleged to be responsible for such director or attendee.

                           w. DIRECTORS' AND OFFICERS' INSURANCE. The Company
has obtained directors' and officers' insurance naming the Representatives as additional insured parties, in an amount equal to twenty-five percent (25%) of the gross proceeds of the offering, and will maintain such insurance for a period of at least five (5) years from the Closing Date.

                           x. CONSULTING AGREEMENT. The Company agrees to employ
the Representatives as financial consultants on a non-exclusive basis for a period of two (2) years from the Closing Date, pursuant to a separate written consulting agreement ("Consulting Agreement") between the Company and the Representatives, at a monthly rate of Five Thousand Dollars ($5,000) per month (exclusive of any accountable out-of-pocket expenses), payable in full, in advance, on the Closing Date. The Company further agrees to deliver a duly and validly executed copy of said consulting agreement, in form and substance acceptable to the Representatives, on the Closing Date.

                  6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to you that:

                           a. CONDITIONS FOR USE OF A REGISTRATION STATEMENT ON
FORM SB-2. The conditions for use of a registration statement on Form SB-2 set forth in the General Instructions to Form SB-2 have been satisfied with respect to the Company, the transactions contemplated herein and in the Registration Statement. The Company has prepared in conformity with the requirements of the Securities Act and the Rules and Regulations and filed with the Commission the Registration Statement. Each Preliminary Prospectus was endorsed with the legend required by Item 501(a)(5) of Regulation S-B of the Rules and Regulations, including, if applicable, Rule 430A thereof.

                           b. ACCURACY OF REGISTRATION STATEMENT AND PROSPECTUS.
To its knowledge, neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any preliminary prospectus or Prospectus, no proceedings for that purpose have been threatened or instituted and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto or filed pursuant to Rule 424 under the Securities Act in all material respects, at the time of the filing thereof, complied with the Securities Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; when the Registration Statement becomes effective, and when the Prospectus is filed with the Commission, and at all times subsequent thereto up to and including the Closing Date and the Option Closing Date, or for such longer period as the Prospectus is required under the Securities Act to be delivered in connection with sales by you or a dealer selected by you, the Registration Statement and the Prospectus and any amendments or supplements thereto will comply with the Securities Act; when the Registration Statement becomes effective, the Registration Statement will contain all statements required to be stated therein in accordance with the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and when the Prospectus is filed with the Commission, it will contain all statements required to be stated therein in accordance with the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representations or warranties as to information contained in or omitted from any preliminary prospectus or the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information (or oral information to the extent such information relates to the private ongoing investigation of you by the Commission) furnished to the Company with respect to you by or on behalf of you expressly for use with reference to you (or any person who may be deemed to be affiliated with you or an associated person of yours) in connection with the preparation thereof.

                           c. ORGANIZATION AND GOOD STANDING. The Company and
each of its subsidiaries are Florida corporations duly organized, validly existing and in good standing under the laws of the State of Florida, with full power and authority, corporate and other, to own or lease and operate their respective properties and to conduct their business as described in the Registration Statement and in the Prospectus. The Company and the Subsidiary (hereinafter defined) are duly qualified to do business as foreign corporations and are in good standing in all jurisdictions where such qualification is necessary and where failure to so qualify could have a material adverse effect on the financial condition, results of operations, business or properties of the Company or the Subsidiary. The Company has one subsidiary, Galacticomm, Inc., a Florida corporation (the "Subsidiary") of which it owns 8,885,607 of the Subsidiary's 10,000,000 shares of outstanding capital stock. No changes will be made in the Articles of Incorporation or bylaws of the Company or any subsidiary subsequent to the date hereof and prior to the Closing Date or the Option Closing Date without the prior written consent of the Representatives.

                           d. CORPORATE AUTHORIZATION. The Company has full
power and authority, corporate and other, to execute, deliver and perform this Agreement, the Representatives' Warrant Agreement and the Representatives' Warrants and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and the Warrant Agreement, Representatives' Warrant Agreement, the Warrants, the Representatives' Warrants and the Consulting Agreement will be on the Closing Date, duly executed and delivered by the Company and, as to this Agreement, constitutes, and, as to the Warrant Agreement, the Representatives' Warrant Agreement, the Representatives' Warrants (when sold to and paid for by you) and the Consulting Agreement, will constitute, as applicable, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, or other similar laws or arrangements affecting creditors' rights generally and the discretion of courts in granting equitable remedies and except that enforceability of the indemnification provisions and the contribution provisions set forth herein may be limited by federal or state securities laws or public policy underlying such laws. The execution, delivery and performance by the Company of this Agreement, the Warrant Agreement, the Warrants, the Representatives'

Warrant Agreement, the Representatives' Warrants and the Consulting Agreement, the consummation by the Company of the transactions herein and therein contemplated, the issuance and sale of the Securities and the Representatives' Securities and the compliance by the Company with the terms of such agreements have been duly authorized by all necessary corporate action and do not and will not, with or without the giving of notice or the lapse of time, or both: (i) result in any violation of the Articles of Incorporation or Bylaws of the Company; (ii) result in a material breach of or conflict with any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to any indenture, mortgage, note, contract, commitment or other agreement or instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary or any of their respective properties or assets are or may be bound or affected; (iii) violate in any material respect any existing applicable law, rule or regulation, or any judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or the Subsidiary or any of their respective properties or business; or (iv) have any material effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or the Subsidiary to own or lease and operate their prospective properties and to conduct their business or the ability of the Company or the Subsidiary to make use thereof.

                           e. CONSENTS. No authorization, approval, consent,
order, registration, license or permit of any court or governmental agency or body, is required for the valid authorization, issuance, sale and delivery of the Securities and the Representatives' Securities or in connection with the consummation of the other transactions contemplated by this Agreement, the Consulting Agreement, the Warrant Agreement, the Representatives' Warrant Agreement and the Representatives' Warrants, other than under the Securities Act, the Rules and Regulations, and the rules and regulations of the state securities laws of the states in which offers or sales will be made in connection with the purchase and distribution of the Securities by you and the purchase of the Representatives' Securities.

                           f. CAPITALIZATION - THE COMPANY. The duly authorized,
issued and outstanding capital stock of the Company and the Subsidiary conforms to the description thereof in the Registration Statement and in the Prospectus. Except as set forth in the Registration Statement and the Prospectus, there are no outstanding options to purchase, warrants, or other rights to subscribe for securities, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Company's capital stock or any such warrants, convertible securities or obligations. Except as set forth in the Registration Statement and the Prospectus, no holder of any of the Company's securities has any rights, "demand", "piggyback" or otherwise, to have such securities registered under the Securities Act.

                           g. CAPITALIZATION - THE SUBSIDIARY. The Subsidiary
has on the date hereof 10,000,000 shares of Common Stock, par value $.01, duly authorized of which 8,891,207 are issued and outstanding. There are no outstanding options to purchase, warrants, or other rights to subscribe for securities, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Subsidiary's capital stock (including, without limitation, rights pursuant to any phantom stock or stock option plan) or any such warrants, convertible securities or obligations. No holder of any of the Subsidiary's securities has any rights, "demand", "piggyback" or otherwise, to have such securities registered under the Securities Act.

                           h. MATERIAL CONTRACTS. The descriptions in the
Registration Statement and in the Prospectus of contracts and other agreements of the Company or the Subsidiary are accurate in all material respects and present fairly the information required to be disclosed, and there are no material contracts or other agreements which have not been so described.

                           i. FINANCIAL STATEMENTS. The financial statements and
schedules and the notes thereto included in the Registration Statement and in the Prospectus comply as to form in all material respects with the requirements of the Securities Act and fairly present the financial position of the Company as of the dates thereof, and the results of operations and changes in financial position and cash flows of the Company and its subsidiaries for the periods indicated therein, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods. The pro forma financial statements included in the Registration Statement and the Prospectus and any amendment or supplement thereto, have been prepared on a basis consistent with such historical financial statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the financial position and results of operations of the Company at the dates and for the periods specified therein. The other financial and statistical data included in the Registration Statement and in the Prospectus, historical and pro forma, are, in all material respects, fairly presented and prepared on a basis consistent with such financial statements and the books and records of the entities covered thereby. The selected financial data set forth in the Registration Statement and in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements included in the Registration Statement and in the Prospectus.

                           j. ACCOUNTING CONTROLS. The books, records and
accounts of the Company and its subsidiaries, if any, accurately reflect, in reasonable detail, the transactions and dispositions of the assets of the Company and its subsidiaries, as the case may be. The Company and its subsidiaries maintained, and the Company and its subsidiaries maintains, a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any difference.

                           k. ACCOUNTANTS. The accountants, KPMG Peat Marwick
LLP (the "Accountants"), who have audited the financial statements filed with the Commission as a part of the Registration Statement and the Prospectus are independent accountants with respect to the Company as required by the Securities Act.

                           l. COMPLIANCE WITH DOCUMENTS AND LAWS. Neither the
Company nor the Subsidiary is in violation of its respective Articles of Incorporation, Bylaws, or other governing documents, or, except as disclosed in the Registration Statement and the Prospectus, in material default in the due performance of any material obligation, lease or other material contract, indenture, mortgage, deed of trust, note, loan, or other material agreement or instrument to which the Company or the Subsidiary, as applicable, is a party or by which it, or any of its properties or businesses is subject or any applicable material license, franchise, certificate, permit, authorization, statute, rule or regulation of or from any public, regulatory, or governmental agency or authority having jurisdiction over the Company or the Subsidiary or any of their respective properties or assets, or any approval, consent, order, judgment or decree, except such as could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business, assets, results of operations of the Company and, to the knowledge of the Company after reasonable investigation, there exists, and through the Closing Date and the Option Closing Date, if any, there shall exist, no condition which, with the passage of time or otherwise, would constitute a default under any of the foregoing or result in the imposition of any penalty or acceleration of any indebtedness.

                           m. TAXES. The Company and the Subsidiary have filed
with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns, including franchise tax returns, which are required to be filed or have duly obtained extensions of time for the filing thereof and have paid all taxes shown on such returns and all assessments received by them to the extent that the same have become due; and the provisions for income taxes payable, if any, shown on the financial statements included as part of the Registration Statement and in the Prospectus are sufficient for all accrued and unpaid foreign and domestic taxes, whether or not disputed, and for all periods to and including the dates of such financial statements. Except as disclosed in the Registration Statement and in the Prospectus , (i) neither the Company nor the Subsidiary have executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income taxes and neither is a party to any pending action or proceeding by any foreign or domestic governmental agency for assessment or collection of taxes; and (ii) no claims for assessment or collection of taxes have been, or to its knowledge might be, asserted against the Company or the Subsidiary.

                           n. AUTHORIZATION OF OUTSTANDING SECURITIES - THE
COMPANY. The outstanding Common Stock and outstanding options and warrants to purchase Common Stock of the Company have been duly authorized and validly issued. The outstanding Common Stock is fully paid and non-assessable. The outstanding options and warrants to purchase Common Stock, all as described in the Registration Statement and in the Prospectus, constitute the valid and binding obligations of the Company, enforceable in accordance with their terms. None of the outstanding

Common Stock, options or warrants to purchase Common Stock have been issued in violation of the preemptive rights of any shareholder of the Company. None of the holders of the outstanding Common Stock are subject to personal liability solely by reason of being such a holder. The offers and sales of such outstanding shares of Common Stock, and outstanding options, warrants and other securities to purchase Common Stock were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws, or exempt from such registration or prospectus filing requirements. The authorized Common Stock and outstanding options and warrants to purchase Common Stock and all promissory notes conform to the descriptions thereof contained in the Registration Statement and in the Prospectus.

                           o. AUTHORIZATION OF OUTSTANDING SECURITIES - THE
SUBSIDIARY. The outstanding capital stock (and previously issued but no longer outstanding options and warrants to purchase capital stock) of the Subsidiary have been duly authorized and validly issued. The outstanding capital stock is fully paid and non-assessable. None of the outstanding capital stock of the Subsidiary (and previously issued but no longer outstanding options or warrants to purchase capital stock) has been issued in violation of the preemptive rights of any shareholder of the Subsidiary. None of the holders of the outstanding capital stock of the Subsidiary are subject to personal liability solely by reason of being such a holder. The offers and sales of such outstanding shares of capital stock (and previously issued but no longer outstanding options, warrants and other securities to purchase capital stock of the Subsidiary) were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws, or exempt from such registration or prospectus filing requirements.

                           p. AUTHORIZATION OF THE OFFERED SECURITIES. The
Securities and the Representatives' Securities have been duly authorized. The Securities, when sold and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and free of preemptive and, with the exception of the Warrants, redemption rights, and holders thereof will not be subject to personal liability solely by reason of being such holders. The Warrant Shares, when paid for in accordance with the terms of the Warrants, will be validly issued, fully paid non-assessable and free of preemptive and redemption rights. The Representatives' Securities, when sold to and paid for by you, will be validly issued, and the Representatives' Shares, when issued upon exercise of the Representatives' Warrants in accordance with the terms and at the price therein provided, will be validly issued, fully paid and non-assessable and free of preemptive and redemption rights. The Securities and the Representatives' Securities conform to the descriptions thereof contained in the Registration Statement and in the Prospectus. The Company has reserved for issuance the number of shares of Common Stock issuable upon exercise of the Warrants, the Representatives' Warrants and the Representatives' Underlying Warrants.

                           q. CONSENTS, ETC. Each of the Company and the
Subsidiary owns, possesses or has obtained all material governmental and other (including those obtainable from third parties) licenses, permits, certifications, registrations, approvals or consents and other authorizations necessary to own or lease, as the case may be, and to operate its properties, whether tangible or intangible, and to conduct any of the business or operations of the Company or the Subsidiary, as applicable, as presently conducted and all such licenses, permits, certifications, registrations, approvals, consents and other authorizations are in full force and effect, the Company and the Subsidiary are in material compliance therewith and there are no proceedings pending or, threatened, or any basis therefor, seeking to cancel, terminate or limit such licenses, permits, certifications, registrations, approvals or consents or other authorizations.

                           r. LITIGATION. Except as set forth in the
Registration Statement and in the Prospectus, there are no pending actions, suits, proceedings, arbitrations, and the Company is not aware of any pending or threatened claims, investigations or inquiries, before any governmental agency, court or tribunal, domestic or foreign, or before any private arbitration tribunal against the Company or the Subsidiary or involving their respective properties or business that, if determined adversely to the Company or the Subsidiary, would, individually or in aggregate, result in any materially adverse change in the financial condition, shareholders' equity, results of operations, properties, business, management, or affairs of the Company or the Subsidiary or that relate to environmental matters or discrimination on the basis of age, sex, religion, race or national origin or that question the validity of the capital stock of the Company or the Subsidiary or this Agreement or of any action taken or to be taken by the Company or the Subsidiary pursuant to, or in connection with, this Agreement; there is no basis for any such action, suit, proceeding, arbitration, claim, investigation or inquiry. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal naming the Company or the Subsidiary and enjoining the Company or the Subsidiary from taking, or requiring the Company or the Subsidiary to take, any action, or to which the Company or the Subsidiary, their respective properties or businesses are bound or subject. Except as set forth in the Registration Statement and in the Prospectus, there is not now pending or, to the knowledge of the Company, threatened, any material contingent liability.

                           s. FOREIGN CORRUPT PRACTICES ACT. Neither the Company
nor the Subsidiary nor any of their respective directors or officers acting in any capacity on behalf of the Company or the Subsidiary nor any of the Company's or the Subsidiary's foreign sales agents, directly or indirectly, has used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

                           t. CERTAIN PERSONS. Neither the Company, the
Subsidiary nor any of their respective directors, officers or beneficial owners of ten percent or more of any class of its equity securities:

                                    (1) Has filed a registration statement which
is the subject of a currently effective order denying, suspending or revoking effectiveness of the registration statement, which order has been entered pursuant to any state's law within five years prior to the date of this Agreement;

                                    (2) Was, or was named as an underwriter of
any securities (A) covered by any registration statement which is the subject of any pending proceeding or examination under Section 8 of the Securities Act, or is the subject of any refusal order or stop order entered thereunder within five years prior to the date of this Agreement, or (B) covered by any filing which is subject to any pending proceeding under Rule 261 of Regulation A promulgated under the Securities Act relating to the temporary or permanent suspension of an exemption from registration or any similar rule adopted under Section 3(b) of the Securities Act, or an order entered thereunder within five years prior to the date of this Agreement;

                                    (3) Has been convicted or has pleaded nolo
contendere prior to the date of this Agreement of any felony or misdemeanor in connection with the offer, purchase or sale of any franchise or commodity or any felony involving fraud, deceit or intentional wrongdoing, including but not limited to forgery, embezzlement, obtaining money under false pretenses, larceny, theft or conspiracy to defraud;

                                    (4) Has been convicted within five years
prior to the date of this Agreement of any felony or misdemeanor of which fraud is an essential element, or which is a violation of the securities laws or regulations of any state or of the United States or any foreign jurisdiction, or which is a crime involving moral turpitude, or which is a criminal violation of statutes designed to protect investors or consumers against unlawful practices involving insurance, securities, commodities or commodities futures, real estate, franchises, business opportunities, consumer goods or other goods and services;

                                    (5) Has been convicted or pleaded nolo
contendere within ten years prior to the date of this Agreement of any felony or misdemeanor (A) in connection with the offer, purchase or sale of any security,
(B) involving the making of any false filing with the Commission or any state or
(C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer or investment adviser;

                                    (6) Has been or is currently subject to any
order or judgment (including an injunction) entered or obtained by the Commission or any state securities commission or administrator within five years prior to the date of this Agreement; or (B) has been or is currently subject to any administrative order or judgment (including an injunction) issued by state or federal authorities within five years prior to the date of this agreement which order or judgment (1) includes or is based upon a finding or stipulation of fraud, fraudulent conduct, deceit (including the making of any untrue statement of a material fact or omitting to state a material fact) or intentional wrongdoing, (2) has the effect of enjoining such person from activities subject to federal or state statutes designed to protect investors or consumers against unlawful or deceptive practices involving securities, insurance, commodities or commodities futures, real estate, franchises, business opportunities, consumer goods or other goods and services;

                                    (7) Is subject to any judgment, order or
decree of any court entered within five years prior to the date of this Agreement which (A) temporarily or permanently restrains or enjoins such person from engaging in or continuing any conduct or practice (1) in connection with the offer, purchase or sale of any security or commodity, (2) involving the making of any false filing with the Commission or any state, or (3) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer or investment adviser, or (B) restrains or enjoins such person from activities subject to federal or state statutes designed to protect consumers against unlawful or deceptive practices involving insurance, commodities or commodities futures, real estate, franchises, business opportunities, consumer goods or other goods and services;

                                    (8) Is currently subject to any order or
judgment entered or obtained by any federal or state authority which prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of any security;

                                    (9) Is suspended or expelled from membership
in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

                                    (10) Is subject to a United States Postal
Service false representation order entered under Section 3005 of title 39, United States Code, within five years prior to the date of this agreement, or is subject to a restraining order or preliminary injunction entered under Section 3007 of title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of title 39, United States Code; or

                                    (11) Has experienced a personal bankruptcy,
or been an officer, director, or key employee of any company that during their tenure with such company experienced any bankruptcy other than as disclosed in the Registration Statement and in the Prospectus as required, or had any trustee, receiver, or conservator appointed with respect to its business or assets.

                           u. PRIOR SALES. No securities of the Company have
been sold by the Company or by, or on behalf of, or for the benefit of the Company within three years prior to the date hereof, except as set forth in the Registration Statement and in the Prospectus.

                           v. EXHIBITS. There are no material contracts,
agreements or other documents required to be described in the Registration Statement or in the Prospectus or to be filed as exhibits to the Registration Statement by the Securities Act which have not been described or filed as required, and neither the Company nor its subsidiaries is in material violation of, and no material default exists in the performance, observance or fulfillment of, any material obligation, agreement, covenant or condition contained in any of such contracts, agreements or documents except as disclosed in the Registration Statement and the Prospectus.

                           w. EMPLOYMENT AGREEMENTS. The employment agreements
between the Company and its officers described in the Registration Statement are valid, binding and enforceable obligations upon the respective parties thereto in accordance with their respective terms, subject to the effect of bankruptcy or similar proceedings and the effect and application of general principles of equity.

                           x. INTENTIONALLY OMITTED.

                           y. FINDER OR BROKER. The Company has not retained or
dealt with any broker or finder with respect to the transactions contemplated hereby, and the Company knows of no outstanding claims for services in the nature of a finder's fee or origination fee with respect to the sale of the Securities. The Company will indemnify and hold harmless the Underwriters with respect to any claim for a finder's fee by any party claiming to be owed such fee based on contacts, conversations or arrangements with the Company. Furthermore, except as set forth in the Registration Statement and in the Prospectus, the Company has no management or financial consulting agreement with anyone. Except as set forth in the Registration Statement and in the Prospectus or otherwise disclosed to you in writing prior to the date hereof, no promoter, officer, director or five percent or greater shareholder of the Company is, directly or indirectly, associated with an NASD member broker/dealer.

                           z. STABILIZATION. Neither the Company, its
subsidiaries, nor any of their respective officers, directors or affiliates (as defined under the Securities Act) has taken, directly or indirectly, any action to cause or result in, or which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or the resale thereof, within the meaning of the Securities Act or the Exchange Act.

                           aa. NASDAQ LISTING. The Securities have been approved
for listing on the NASDAQ SmallCap Market.

                           bb. NO ADVERSE CHANGE. Except as reflected in the
Registration Statement and in the Prospectus or any amendment or supplement thereto, since the respective dates as of which information is given in the Registration Statement and in the Prospectus or any amendment or supplement thereto and prior to the Closing Date, or Option Closing Date, as the case may be, the Company and the Subsidiary have each conducted its respective business in substantially the same manner as of November 7, 1997, neither the Company nor the Subsidiary has incurred, or will have incurred, any material liability or obligation, direct or contingent, or entered into any material transaction, whether or not in the ordinary course of business, nor has or will have sustained any material loss or interference with its business from fire, storm, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and there have not been, and prior to the Closing Date or Option Closing Date, as the case may be, there will not be, any changes in the capital stock or any material increases in the long-term or short-term debt of the Company or the Subsidiary or any materially adverse change in or affecting the general affairs, management, financial condition, shareholders' equity, results of operations or prospects of the Company, and no event has occurred concerning the Company or its subsidiaries and which might result in a material adverse change or effect in or on the general affairs, management, financial condition, shareholders' equity, results of operations or prospects of the Company or the Subsidiary, except as disclosed in the Registration Statement.

                           cc. TITLE TO PROPERTIES. Each of the Company and the
Subsidiary has good title to all property (tangible and intangible) and assets owned by it, free and clear of all security interests, charges, mortgages, liens, encumbrances and defects, except as are described in the Registration Statement and in the Prospectus and except those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company or the Subsidiary. Each of the Company and the Subsidiary owns or leases all such properties, real, personal and mixed, tangible and intangible, as are necessary to carry on its operations as heretofore conducted and, except as otherwise stated in the Registration Statement and in the Prospectus, as proposed to be conducted, as set forth in the Registration Statement and in the Prospectus. The leases, licenses or other contracts or instruments under which the Company or the Subsidiary leases, holds or is entitled to use any property, real or personal, are valid, subsisting and enforceable, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws or arrangements affecting creditors' rights generally and subject to principles of equity and public policy considerations. All rentals, royalties or other payments accruing thereunder that became due prior to the date of this Agreement have been duly paid, and neither the Company nor, to the Company's knowledge, any other party is in default thereunder and, to the Company's knowledge, no event has occurred that, with the passage of time or the giving of notice, or both, would constitute a default thereunder. Neither the Company nor the Subsidiary is in violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties material to the conduct of its business and has not received any notice of an alleged violation. Each of the Company and the Subsidiary has adequately insured its properties against loss or damage by fire or other casualty and maintains, in adequate amounts, such other insurance as is usually maintained by companies engaged in the same or similar businesses located in its geographical area.

                           dd. ENFORCEABILITY OF CONTRACTS. Each material
contract or other instrument (however characterized or described) to which the Company and/or the Subsidiary is a party or by which its property or business is or may be bound or affected has been duly and validly executed, is in full force and effect in all material respects and is enforceable against the parties thereto in accordance with its terms, and none of such contracts or instruments has been assigned by the

Company and/or the Subsidiary and, except as disclosed in the Registration Statement and in the Prospectus, neither the Company, the Subsidiary nor, to the Company's knowledge, any other party is in default thereunder, and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. None of the material provisions of such contracts or instruments violates any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over the Company or the Subsidiary or any of their respective assets or businesses.

                           ee. EMPLOYEE BENEFIT PLANS. Except as set forth in
the Registration Statement and in the Prospectus, neither the Company nor the Subsidiary has any employee benefit plans (including, without limitation, profit sharing and welfare benefit plans) or deferred compensation arrangements that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                           ff. LABOR RELATIONS. No labor problem exists with any
of the Company's or the Subsidiary's employees or is imminent, which labor problem could materially and adversely affect the Company or the Subsidiary, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiary's principal suppliers, contractors or customers that could be expected to materially adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company or the Subsidiary.

                           gg. RELATED PARTY TRANSACTIONS. Except as disclosed
in the Registration Statement and in the Prospectus, no present officer or director of the Company or the Subsidiary or any related party or affiliate of any such/ person, (i) has any material direct or indirect interest in (A) any entity which does any material business with the Company or the Subsidiary, or
(B) any material property, asset or right which is used in the conduct of the Company's or the Subsidiary's business, or (ii) has any material contractual relationship with the Company or the Subsidiary other than such relationship as attaches to being an officer or director of the Company or the Subsidiary.

                           hh. INTELLECTUAL PROPERTY. The Company and the
Subsidiary own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Registration Statement and in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses and, except as disclosed in the Registration Statement and in the Prospectus, the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiary with respect to the foregoing.

                           ii. INVESTMENT COMPANY. Neither the Company nor any
of its subsidiaries is now, or after the sale of the securities hereunder and application of the net proceeds from such sale as described in the Registration Statement and in the Prospectus will be, and will not be operated so as to become, an "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           jj. BUSINESS WITH CUBA. As of the date hereof, the
Company is in compliance with all provisions of Florida Statutes, Section 517.075, relating to issuers doing business with Cuba.

                           kk. ENVIRONMENTAL LAWS; HEALTH AND SAFETY. The
Company and the Subsidiary are: (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) in receipt of all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiary. Neither the Company nor the Subsidiary has been named as a "potentially responsible party" under the Comprehensive Environmental Compensation Liability Act of 1980, as amended.

                           ll. DUE DILIGENCE MATERIALS. The Company has provided
Akerman, Senterfitt & Eidson, P.A., the Representatives' counsel, all agreements, certificates, correspondence and other items, documents and information requested by such counsel's due diligence review memorandum.

                  Any certificate signed by an officer of the Company and delivered to you or to your or the Representatives' counsel shall be deemed to be a representation and warranty by the Company to you as to the matters covered thereby.

                  7. REPRESENTATIONS AND WARRANTIES OF THE REPRESENTATIVES. Each Representative, as to itself and, as to each Underwriter based upon written representations made by them to the Representatives, severally represents and warrants to the Company that:

                           a. REGISTRATION AS BROKER-DEALER AND MEMBER OF NASD.
Each Underwriter is either (i) registered as a broker-dealer with the Commission, is registered as a broker-dealer in all states in which it shall offer the Firm Securities and the Option Securities is a member in good standing of the NASD or (ii) a dealer with its principal place of business located outside the United States, its territories and its possessions and not eligible for membership in the NASD nor registered as a broker dealer under the Exchange Act who has agreed not to make any sales within the United States, its territories or its possessions or to persons who are nationals thereof or residents therein (except sales to Selected Dealers) and to comply with the NASD's Interpretation with respect to free-riding and withholding and to comply, as though it were a member of the NASD, with Rules 2730 and 2750 of such Rules, and to comply with Rule 2420 thereof as that Rule applies to a non-member foreign dealer.

                           b. NO PENDING PROCEEDINGS. There is not now pending
or threatened against any Underwriter any action or proceeding of which it has been advised, either in any court of competent jurisdiction, before the Commission or any state securities commission concerning its activities as a broker or dealer, nor has it been named as a "cause" in any such action or proceeding, which, if determined adversely to such Underwriter, would have a material adverse effect on such Underwriter.

                           c. NO UNTRUE STATEMENTS. With respect to information
about each Underwriter contained in the Registration Statement furnished to the Company by or on behalf of any Underwriter, the information therein is correct and is not misleading as it relates to such Underwriter.

                  8. INDEMNIFICATION.

                           a. BY COMPANY. The Company agrees to indemnify and
hold harmless you and each person, if any, who controls you within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against any and all losses, liabilities, claims, damages and expenses (including but not limited to reasonable attorneys' fees and any and all reasonable expenses incurred in investigating, preparing or defending against any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which you or they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or in any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Securities under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application") or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in any material respect, or arise out of or are based upon any failure of the Company to comply with any provision of this Underwriting Agreement resulting in a claim or loss to the Underwriters. Notwithstanding the preceding sentence, the Company will not be liable in any such case to the extent, but only to the extent that, any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of you expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including under this Agreement. The Company agrees to pay any reasonable legal or other expenses for which it is liable under this subsection from time to time (but not more frequently than monthly) within 30 days after its receipt of a bill therefor; and further provided, however, that the foregoing provisions are subject to the condition that, insofar as they relate to any untrue statement, alleged untrue statement, omission or alleged omission made in any Preliminary Prospectus but eliminated or remedied in the Prospectus, such indemnity provision shall not inure to you or any person who controls you within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act if a copy of the Prospectus was not sent or given to such person with or prior to the written confirmation of sale of such Securities to such person. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                           b. BY UNDERWRITERS. You agree to indemnify and hold
harmless the Company, each of the officers of the Company who shall have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against any and all losses, liabilities, claims, damages and reasonable expenses whatsoever (including but not limited to attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or in any Blue Sky Application, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by you expressly for use therein; PROVIDED, HOWEVER, that in no case shall you be liable or responsible for any amount in excess of the underwriting discounts and commissions received by you, as set forth on the cover page of the Prospectus. You agree to pay any legal or other expenses for which you are liable under this subsection (b) from time to time (but not more frequently than monthly) within 30 days after receipt of a bill therefor. This indemnity agreement will be in addition to any liability which you may otherwise have.

                           c. PROCEDURES IN CASE OF INDEMNIFICATION. Promptly
after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action or proceeding (including any governmental investigation), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to the indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded and have been so advised in a written opinion from counsel that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

                           d. CONTRIBUTION. In order to provide for contribution
in circumstances in which the indemnification provided for in Section 8.a and b hereof is for any reason held to be unavailable from the Company, or you, or is insufficient to hold harmless a party indemnified thereunder, in lieu of indemnifying such indemnified party, the Company, and you shall contribute to the aggregate losses, claims, damages, liabilities and reasonable expenses of the nature contemplated by such indemnification provisions (including any investigation, legal and other reasonable expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and reasonable expenses suffered by the Company or you any contribution received by the Company or you from persons who may also be liable for contribution, including persons who control the Company or you within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) to which the Company or you may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and by you from the offering of the Securities or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 8.d hereof in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and you in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and by you shall be deemed to be in the same proportion as (a) the total proceeds from the offering (before deducting expenses) received by the Company bear to (b) the total underwriting discounts and commissions received by you in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and of you shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by you or any agent expressly authorized by you to supply such information and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and you agree that it would not be just and equitable if contribution pursuant to this Section 8.d were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8.d, (i) in no case shall you be liable or responsible for any amount in excess of the underwriting discount applicable to the Securities purchased hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8.d, each person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as you, and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 8.d. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8.d, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under Section 8.d or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld. The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect regardless of (A) any investigation made by or on behalf of you or any person controlling you or by or on behalf of the Company, (B) acceptance of any of the Securities and payment therefore or (C) any termination of this Agreement. A successor to the Company, its directors or officers or any person controlling the Company or to the Underwriter, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 8.

                  9. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. Your obligation to purchase and pay for the Firm Securities on the Closing Date shall be subject to the accuracy of and compliance with the representations and the warranties of the Company herein contained and in each certificate and document contemplated to be delivered to you hereunder as of the date hereof and the Closing Date, to the performance by the Company of its obligations herein contained and to the following additional terms and conditions:

                           a. EFFECTIVE REGISTRATION STATEMENT. The Registration
Statement shall have become effective not later than 5:00 P.M., Miami time, on the date of this Agreement, or at such later time or on such later date as you may agree to in writing and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made. At or prior to the Closing, no stop order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the Blue Sky laws of any jurisdiction (whether or not a jurisdiction which you shall have specified) shall have been issued and no proceeding for that purpose shall have been initiated or shall be threatened by the Commission or the authorities of any such jurisdiction. Any request for additional information on the part of the Commission or any such authorities shall have been complied with to the satisfaction of the Commission or such authorities and counsel for you. The NASD, upon review of the terms of the public offering of the Securities, shall not have objected to such offering, such terms, or your participation in the same. After the date hereof no amendment or supplement shall have been filed to the Registration Statement or the Prospectus without your prior written consent.

                           b. ACCURACY OF REGISTRATION STATEMENT. No person
shall have discovered and advised the Company prior to the Closing Date that the Registration Statement or Prospectus or any amendment or supplement thereto contains an untrue statement of material fact which, in your opinion, is material, or that the Registration Statement or any amendment or supplement thereto omits to state a fact which, in your opinion after consultation with legal counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           c. LITIGATION. Between the time of the execution and
delivery of this Agreement and the Closing, there shall be no material litigation instituted against the Company, any of its subsidiaries or any of their respective officers or directors, and between such dates there shall be no proceeding instituted or threatened against the Company, any of its subsidiaries or any of their respective officers or directors before or by any Federal, state, county or local commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding could materially adversely affect the Company, any of its subsidiaries or their respective businesses, business prospects, properties, financial conditions or results of operations.

                           d. REVIEW BY UNDERWRITERS' COUNSEL. The authorization
and issuance of the Securities, the sale and delivery thereof, the Registration Statement, the Prospectus and all other documents and corporate proceedings incident thereto shall be satisfactory in all material respects to you and your counsel, and your counsel shall be furnished on the Closing Date with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the matters referred to in this Section 9.

                           e. TENDER. There shall have been tendered to the
Representatives certificates representing the Firm Securities to be sold on the Closing Date in accordance with the terms and provisions of this Agreement.

                           f. STANDARD & POOR'S/MOODY'S. The Company shall have
registered with (a) the Corporation Records Service published by Standard & Poor's Corporation or (b) Moody's Industrial Manual (excluding Moody's OTC Industrial Manual).

                           g. INDEPENDENT DIRECTORS. The Company shall have
serving on its Board of Directors at least two (2) persons who satisfy the criteria for "independent director" set forth in Rule 4460(c) of the NASD rules.

                           h. OPINION OF LEGAL COUNSEL. You shall have received
an opinion dated the effective date of the Registration Statement, and an updated version of such opinion dated the Closing Date, satisfactory in form and substance to you and your counsel, from Lucio, Mandler, Croland, Bronstein, Garbett, Stiphany & Martinez, P.A., counsel for the Company, in the form of Exhibit "A" hereto.

                           In giving such opinion, such counsel may rely as to
matters of fact upon statements and certifications of officers of the Company or public officials as to matters of fact of which the maker of such certificate has knowledge, and as to matters of law of jurisdictions other than Florida, such counsel may rely on opinions of local counsel acceptable to you, copies of which opinions shall be attached to the said opinion, provided, however, that such counsel may not rely on an opinion if he has actual knowledge that such opinion is not correct or knows that the facts or law on which the opinion of local counsel is based are not correct.

                           i. PRESIDENT'S CERTIFICATE. The Company shall have
furnished to you on the Closing Date a certificate of its President, or other principal executive officer of the Company dated as of the Closing Date, to the effect that:

                                    (1) No stop order suspending the
         effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been commenced or are, to the knowledge of each signer of such certificate, threatened or contemplated by the Commission; no stop order suspending the qualification or registration of any of the Securities under the Blue Sky laws of any jurisdiction (whether or not a jurisdiction you shall have specified) has been issued, and no material proceedings for such purpose have been commenced or are, to the knowledge of each signer of such certificate after reasonable investigation, threatened or contemplated by any jurisdiction; and the conditions, separately set forth in such certificate, contained in Section 9 hereof have been complied with in all material respects.

                                     (2) The respective signers and each other
         member of the Company's Board of Directors have each read the Registration Statement and Prospectus and any amendments and supplements thereto, and the Registration Statement and the Prospectus and any amendments and supplements thereto and all statements contained therein are true and correct in all material respects, and neither the Registration Statement nor Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact re quired to be stated therein or necessary to make the statements therein not misleading and, since the effective date of the Registration Statement, they are not aware of any event required to be set forth in an amendment to the Registration Statement or a supplement to the Prospectus which has not been so set forth.

                                    (3) Except as reflected in the Registration
         Statement and Prospectus or any amendment or supplement thereto, since the respective dates as of which information is given in the Registration Statement and Prospectus or any amendment or supplement thereto and prior to the date of such certificate, (a) there has not been any material adverse change, financial or otherwise, in the affairs or condition of the Company and of its subsidiaries taken as a whole, and (b) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, otherwise than in the ordinary course of business.

                                    (4) There are no legal proceedings pending
         or, to the knowledge of the Company after reasonable investigation, threatened against the Company or any of its subsidiaries, of a character affecting the validity of this Agreement or required to be disclosed in the Prospectus which are not disclosed therein; there are no material transactions or contracts which are required to be sum marized therein which are not so summarized; and there are no material contracts or documents required to be filed as exhibits to the Registration Statement which are not so filed.

                                    (5) Subsequent to the respective dates as of
         which information is given in the Registration Statement and the Prospectus, no dividends or distribution whatever have been declared and/or paid on or with respect to any securities of the Company.

                                    (6) Subsequent to the respective dates as of
         which information is given in the Registration Statement and the Prospectus, the Company has not sustained any material loss or damage to its property, whether or not insured.

                                    (7) At and as of the Closing Date, the
         representations and warranties contained in Section 6 of this Agreement are true and correct in all material respects; the Company has complied with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, and the matters set forth in Section 9 of this Agreement have been satisfied and/or complied with, as applicable.

                                     (8) The Company and each of its
         subsidiaries has such licenses, registrations, permits, approvals, qualifications and certificates of authority from the appropriate regulatory authorities as are necessary to transact its business as described in the Registration Statement and in the Prospectus in the jurisdictions in which the Company and each of its subsidiaries transacts its business or owns or leases property, and in which the failure to have such licenses, registrations, permits, approvals, qualifications and certificates could have a material adverse effect on the business, properties or results of operation of the Company and its subsidiaries taken as a whole.

                           j. CHIEF FINANCIAL OFFICER'S CERTIFICATE. The Company shall have furnished to you on the Closing Date a certificate of its Chief Financial Officer, or other principal executive financial officer or accounting officer of the Company, dated as of the Closing Date, to the effect that:

                                    (1) To the knowledge of such officer after
         reasonable inquiry no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been commenced or are, to the knowledge of each signer of such certificate, threatened or contemplated by the Commission; no stop order suspending the qualification or registration of any of the Securities under the Blue Sky laws of any jurisdiction (whether or not a jurisdiction you shall have specified) has been issued, and no proceedings for such purpose have been commenced or are, to the knowledge of each signer of such certificate, threatened or contemplated by any jurisdiction; and the conditions contained in
         Section 9 of this Agreement have been satisfied and/or complied with, as applicable.

                                     (2) The Prospectus and any amendments and
         supplements thereto and all statements contained therein are true and correct, and to his knowledge, after reasonable inquiry, neither the Registration Statement nor Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, since the effective date of the Registration Statement, he is not aware of any event required to be set forth in an amendment to the Registration Statement or a supplement to the Prospectus which has not been so set forth.

                                    (3) Except as reflected in the Registration
         Statement and Prospectus or any amendment or supplement thereto, since the respective dates as of which information is given in the Registration Statement and Prospectus or any amendment or supplement thereto and prior to the date of such certificate, (a) there has not been any material adverse change, financial or otherwise, in the affairs or condition of the Company or any of its subsidiaries taken as a whole, and (b) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, otherwise than in the ordinary course of business.

                                     (4) There are no material legal proceedings
         pending or to his knowledge after reasonable inquiry, threatened against the Company or any of its subsidiaries, of a character affecting the validity of this Agreement or required to be disclosed in the Prospectus which are not disclosed therein; there are no transactions or contracts which are required to be summarized therein which are not so summarized; and there are no material contracts or documents required to be filed as exhibits to the Registration Statement which are not so filed.

                                     (5) Subsequent to the respective dates as
         of which information is given in the Registration Statement and the Prospectus, no dividends or distribution whatever have been declared and/or paid on or with respect to any securities of the Company.

                                     (6) Subsequent to the respective dates as
         of which information is given in the Registration Statement and the Prospectus, the Company has not sustained any material loss or damage to its property, whether or not insured.

                                     (7) At and as of the Closing Date, to his
         knowledge after reasonable inquiry, the representations and warranties contained in Section 6 of this Agreement are true and correct; the Company has complied with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, and the conditions set forth in Section 9 of this Agreement have been satisfied and/or complied with, as applicable.

                           k. ACCOUNTANT'S LETTER. You shall have received from
the independent certified public accountants that audited the financial statements of the Company included in the Registration Statement, at least two letters each addressed to you, substantially in the form heretofore approved by you, one dated the effective date of the Registration Statement and the second, the Closing Date.

                           l. REPRESENTATIVES' WARRANTS. The Company shall have
executed and delivered to the Representatives the Representatives' Warrant Agreement and properly executed certificates evidencing the Representatives' Warrants simultaneously with the closing of the sale of the Firm Securities.

                           m. LOCK-UP AGREEMENTS. You shall have received the
executed "lock-up" and voting agreements described in Sections 5.k and 5.v of this Agreement.

                           n. NASDAQ LISTING. The Common Stock (including the
Warrant Shares) and the Warrants shall have been qualified for listing on the Nasdaq SmallCap Market on the effective date of the Registration Statement and continue to be so qualified.

                           o. BLUE SKY QUALIFICATION. The Securities shall be
qualified in such states as determined under Section 5.e above and each qualification shall be in effect and not subject to an stop order or other proceeding on the Closing Date.

                           p. WARRANT AGREEMENT. The Company and the Warrant
Agent shall have executed and delivered the Warrant Agreement.

         All such opinions, certificates, letters and documents delivered pursuant to this Agreement will be in compliance with the provisions of this
Section 9 only if they are reasonably satisfactory to you and your counsel. The Company shall furnish to you such conformed copies of such opinions, certificates, letters and documents in such quantities as you shall reasonably request.

         If any of the conditions hereunder to be satisfied at or prior to the Closing Date are not so satisfied, or subsequently waived, you may terminate this Agreement without liability on your part or on the part of the Company, except for the expenses to be paid or reimbursed by the Company pursuant to
Section 5.o of this Agreement and except for any liability under Section 8 of this Agreement.

         Your obligation to purchase and pay for all or any portion of the Option Securities on the Option Closing Date upon the exercise of the option contained in Section 3 hereof shall be subject to the accuracy of and compliance with the representations and the warranties of the Company herein contained as of the date hereof and the Closing Date and Option Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                                    (A) You shall have purchased the Firm
Securities from the Company (which purchase may occur simultaneously with the purchase of the Option Securities from the Company).

                                    (B) The conditions set forth in paragraphs
a., b. and c. of this Section 9 shall be satisfied as of the Option Closing
Date.

                                    (C) There shall have been tendered for
delivery in accordance with the terms and provisions of this Agreement the Option Securities being purchased on the Option Closing Date from the Company.

                                    (D) You shall have received an opinion of
counsel for the Company, dated the Option Closing Date, confirming their opinion delivered pursuant to Section 9.h hereof as of the Option Closing Date. In each instance in which the opinion referred to in Section 9.h refers to the Firm Securities, the opinion delivered pursuant hereto shall also refer to the Option Securities.

                                    (E) You shall have received from the
independent certified public accountants the audited financial statements of the Company included in the Registration Statement, a letter addressed to you, substantially in the form heretofore approved by you, dated the Option Closing Date.

                                    (F) You shall have received a certificate,
dated the Option Closing Date, of the Company, confirming the matters stated in the certificate delivered pursuant to Section 9.i hereof as of the Option Closing Date and stating further that the Company has performed or a waiver has been given for all or a part of the agreements herein contained to be performed on its part at or prior to such Option Closing Date.

                                    (G) You shall have received a certificate,
dated the Option Closing Date, of the Company, confirming the matters stated in the certificate delivered pursuant to Section 9.j hereof as of the Option Closing Date and stating further that the Company has performed or a waiver has been given for all or a part of the agreements herein contained to be performed on its part at or prior to such option Closing Date.

                  10. EFFECTIVE DATE OF AGREEMENT; TERMINATION.

                           a. This Agreement shall become effective when you and
the Company shall have received notification of the effectiveness of the Registration Statement.

                           b. This Agreement may be terminated at any time prior
to the Closing Date by you by written notice to the Company if in your judgment it is impracticable to offer for sale or to enforce contracts made by you for the resale of the Securities agreed to be purchased hereunder by reason of (i) the Company or its subsidiaries having sustained a loss by reason of fire, flood, accident or other calamity, which, in your opinion, substantially affects the value of the properties of the Company or its subsidiaries or which materially interferes with the operation of the business of the Company or any of its subsidiaries regardless of whether such loss shall have been insured,
(ii) the existing financial, political or economic conditions in the United States or elsewhere having undergone such material change as in your opinion would make it inadvisable to proceed with the offering, sale and delivery of the Securities on the terms contemplated by the Prospectus, (iii) a banking moratorium shall have been declared by either federal or New York authorities,
(iv) a war involving the United States or other national calamity shall have occurred, (v) any material adverse change in the condition or obligations of the Company and any of its subsidiaries taken as a whole or in the earnings, operations, management or business prospects of the Company and any of its subsidiaries taken as a whole, (vi) any action, suit or proceeding shall be threatened or pending, at law or in equity, against the Company and any of its subsidiaries taken as a whole, by any Federal, state or other commission, board or agency, which is not disclosed in the Prospectus and in which an unfavorable result or decision could materially adversely affect the business, prospects, property, financial condition or income or earnings of the Company and any of its subsidiaries taken as a whole, (vii) an action, suit or proceeding that is threatened or pending, which has been previously disclosed in the Prospectus, shall have worsened in any way such that an unfavorable result or decision could materially adversely affect the business, prospects, property, financial condition or income or earnings of the Company and/or any of its subsidiaries, or (viii) during the course of your due diligence investigation of the Company, facts arise which vary materially in an adverse manner from representations which have been previously made concerning the Company's business and financial condition. In addition, this Agreement may be terminated by you by prompt written notice to the Company (i) at any time before it becomes effective or (ii) in the event that the Company shall have failed to comply with any of the provisions of this Agreement to be performed by it at or prior to any Closing Date which have not been waived by you, or if any of the representations, warranties, covenants, agreements or conditions of, or applicable to, the Company herein contained shall not have been complied with or satisfied within the time specified unless waived by you.

                           c. At any time after the Closing Date, if you should
(i) cease to be a broker-dealer registered with the Commission, (ii) be suspended from such registration for any period of time in excess of 30 days,
(iii) cease to be a member of the NASD or other self-regulatory organization or
(iv) become subject to a proceeding, action or notification under Section 6 of the Securities Investor Protection Act of 1970, the obligations of the Company under this Agreement shall cease without any liability on the part of the Company.

                  11. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES AND COVENANTS. The respective indemnities of the Company and the Underwriters and the respective representations, warranties and covenants of the Company and the Underwriters set forth in this Agreement will remain in full force and effect, regardless of any investigations made by or on behalf of the Company or the Underwriters or any of their respective officers, directors, partners or any controlling person, and will survive delivery of and payment for the Securities or termination of this Agreement pursuant to Section 9 hereof as the case may be.

                  12. INFORMATION FURNISHED BY UNDERWRITERS. The Company acknowledges that the statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first, third, twelfth (except for the first sentence thereof) and thirteenth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of any Underwriter through the Representatives or on its behalf as such information is referred to in Sections 6.b., 7.c. and 8 hereof.

                  13. MISCELLANEOUS.

                           a. This Agreement shall inure to the benefit of the
Company and the Underwriters, the officers and directors of such parties, each controlling person referred to in Section 8 hereof and their respective successors. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successor" as used in this Agreement shall not include any purchaser of any Securities from the Underwriter.

                           b. This Agreement constitutes the entire agreement
among the parties concerning the subject matter hereof and supersedes all prior agreements and understandings.

                           c. All notices and other communications hereunder
(unless otherwise expressly provided for herein) shall be in writing and shall be deemed given when delivered in person on the business (before 5:00 P.M.) sent by facsimile transmission, or on the date indicated on the return receipt if sent registered or certified mail return receipt requested) to the party to receive the same at the following addresses (or at such other address for a party as shall be specified by like notice):

      If to the Company:            Galacticomm Technologies, Inc.
                                    4101 S.W. 47th Avenue, Suite 101
                                    Ft. Lauderdale, Florida  33314
                                    Attn:  Peter Berg, Chief Executive Officer
                                    Facsimile: (954) 587-1417

      With a Copy to:               Lucio, Mandler, Croland, Bronstein, Garbett,
                                    Stiphany & Martinez, P.A.
                                    Barnett Bank Tower
                                    701 Brickell Avenue, 20th Floor
                                    Miami, Florida  33131
                                    Attn:  Leslie J. Croland, Esq.
                                    Facsimile:  (305) 375-8075

      If to the Underwriters:       Security Capital Trading, Inc.
                                    520 Madison Avenue, 10th Floor
                                    New York, New York 10022
                                    Attn:  Tim Ryan, Vice President
                                    Facsimile: (212) 339-2020

                                    First Equity Corporation of Florida
                                    444 Brickell Avenue, Suite P6
                                    Miami, Florida 33131
                                    Attn:  William R. Fusselmann, Senior Vice
                                             President
                                    Facsimile: (305) 372-0861

      With a Copy to:               Akerman, Senterfitt & Eidson, P.A.
                                    SunTrust International Center, 28th Floor
                                    One Southeast Third Avenue
                                    Miami, Florida  33131-1704
                                    Attn:  Philip Schwartz, Esq.
                                    Facsimile:  (305) 374-5095

                           d. This Agreement was executed and delivered in, and
its validity, interpretation and construction shall be governed by the internal laws of, the State of Florida appli cable to agreements made and to be performed wholly within such State. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

                           e. The Company hereby acknowledges that the breach of
material terms contained in this Agreement (whether or not specifically designated as such) would cause irreparable damage and substantial prejudice to your rights. Accordingly, the Company agrees that in the event of any such breach or threatened breach, you shall have, in addition to its and your legal remedies, the right to injunctive or other equitable relief, as permitted by law, to prevent the Company's violation of their obligations hereunder.

                           f. Titles and headings to sections herein are
inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                           g. Any consent or approval of the Underwriters
required hereunder to any action of the Company shall not be unreasonably withheld, and notwithstanding any other provisions hereof, such consent or approval shall not be required if the Company obtains an opinion from counsel acceptable to the Underwriters that the requirement of such consent or approval constitutes an abrogation of the Board of Directors' duties under the corporate law of such jurisdiction.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and us in accordance with its terms.

                                       Very truly yours,

                                       Galacticomm Technologies, Inc.

                                       By:
                                          --------------------------------------
                                           Peter Berg, Chief Executive Officer

Accepted and agreed to as of
the date first above written:


Security Capital Trading, Inc.


By:_________________________________
Name:_______________________________

Title:_____________________________

First Equity Corporation of Florida

By:
   --------------------------------
         William R. Fusselmann,
         Senior Vice President

                                   SCHEDULE I

                                  UNDERWRITERS

                                   EXHIBIT A

                                   OPINION OF

                      LUCIO, MANDLER, CROLAND, BRONSTEIN,
                          GARBETT, STIPHANY & MARTINEZ






                                      A-1